SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated January 1, 2010,
To Prospectus Dated May 1, 2009

Effective January 1, 2010, Rydex Distributors, Inc. (“Rydex Distributors”) was appointed as an additional distributor to SBL Fund (the “Fund”).  The Prospectus is therefore supplemented to include references to Rydex Distributors when the Fund’s distributor is discussed.  Rydex Distributors is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and is an indirect wholly-owned subsidiary of Security Benefit Corporation.

Please Retain This Supplement for Future Reference

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated January 1, 2010,
to Statement of Additional Information Dated May 1, 2009

Effective January 1, 2010, Rydex Distributors, Inc. (“Rydex Distributors”) was appointed as an additional distributor to SBL Fund (the “Fund”).  The Statement of Additional Information is therefore supplemented to include references to Rydex Distributors when the Fund’s distributor is discussed.  Rydex Distributors is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and is an indirect wholly-owned subsidiary of Security Benefit Corporation.

Security Distributors, Inc. (“Security Distributors”) and Rydex Distributors serve as the principal underwriters for shares of SBL Fund, pursuant to separate Distribution Agreements with the Fund.  Rydex Distributors also acts as principal underwriter for Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund.  Because Rydex Distributors did not serve as a distributor to the Funds until January 1, 2010, it had not received gross underwriting commissions, net underwriting commissions, or contingent deferred sales charges on redemptions in the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006.

Please Retain This Supplement for Future Reference